Exhibit 4

"RESTRICTED STOCK"         NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                         INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

                                                           CUSIP NO. 641867 10 6

  NUMBER                                                               SHARES
[        ]                                                          [          ]





                                   New Allied
                             Development Corporation

                      AUTHORIZED SHARES: 25,000,000 SHARES
                                  NO PAR VALUE


THIS CERTIFIES THAT


THE RECORD HOLDER OF

                       NEW ALLIED DEVELOPMENT CORPORATION








transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.



Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



        ((New Allied Development Corporation Corporate Seal - Colorado))


    /s/ Judy Nation                              /s/ Erica Hull
    ----------------------------                 -----------------------------
              SECRETARY                                    PRESIDENT

INTERWEST TRANSFER CO. INC P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117 COUNTERSIGNED & REGISTERED
------------------------------------------------
COUNTERSIGNED  Transfer Agent-Authorized Signature

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((Reverse Side of Stock Certificate))

--------------------------------------------------------------------------------
NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviaitions, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM -- as tenants in common
                          UNIF GIFT MIN ACT --           Custodian
                                              -----------          ----------
                                                (Cust.)                 (Minor)

TEN ENT -- as tenants by the entireties       under Uniform Gifts to Minors

JT TEN --  as joint tenants with right of
          survivorship and not as tenants    Act
          in common                                 ----------------------------
                                                             (State)


    Additional abbreviations may also be used though not in the above list.

   For value received,                    hereby sell, assign and transfer unto
                      -------------------


  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
                                 ---------------------------------------

------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

                                                                          Shares
     ---------------------------------------------------------------------
    of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
     -------------------------------------------------------------------


to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER